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                            CONSENT OF SOUTHARD FINANCIAL


We hereby consent to the inclusion in this Registration Statement on Form S-4 of our opinion dated April 16, 1998 and to all references to our firm in the registration statement.


June 24, 1998                                /s/ Rachel E. Young
                                           --------------------------------
                                             Southard Financial